UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 9, 2006

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

Delaware	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Connell Drive, 5th Floor
Berkeley Heights, New Jersey 07922
(Address and zip code of principal executive offices)

(908) 787-1700
(Registrant's telephone number, including area code)

2165 Technology Drive, Schenectady, New York 12308
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On January 9, 2006, Authentidate Holding Corp. (the “Registrant”) entered into a Termination Agreement and a separate consulting agreement with John J. Waters, its Executive Vice President – Chief Administrative Officer and a member of its board of directors. Pursuant to the Termination Agreement, Mr. Waters agreed to change his employment relationship with the Registrant, effective as of January 1, 2006 and provided the Registrant with a general release. In connection with the execution of this Termination Agreement, the Registrant has entered into a consulting agreement with Mr. Waters pursuant to which, Mr. Waters will provide consulting services to the Registrant as requested by the Chief Executive Officer or Chairman of the Board. In consideration for the foregoing, the Registrant will pay to and/or provide Mr. Waters (a) an amount of $350,416.67, in accordance with the terms and conditions of the consulting agreement; (b) an amount of $5,000 for attorneys’ fees; and (c) the accelerated vesting of all options granted to him, along with the continuation of the exercise period for the duration of their original term. In addition, Mr. Waters will continue to serve on the Registrant’s board of directors.

Item 1.02	Termination of Material Definitive Agreement

As described in Item 1.01 of this Current Report, the Registrant has entered into a Termination Agreement and a consulting agreement with Mr. John J. Waters, its Executive Vice President – Chief Administrative Officer, dated as of January 1, 2006, resulting in the termination of the employment agreement, dated August 6, 2004, between them. To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 and Item 5.02 of this Current Report regarding Mr. Waters is incorporated by reference in this Item 1.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Mr. John J. Waters, the Executive Vice President and Chief Administrative Officer of the Registrant, relinquished his employment position in favor of a consulting arrangement with the Registrant, in accordance with the Termination Agreement which is effective as of January 1, 2006. As described in Item 1.01 of this Current Report, Mr. Waters will remain on the Registrant’s board of directors and will provide certain services to the Registrant pursuant to a consulting agreement.

Item 7.01	Regulation FD Disclosure

On January 10, 2006, the Registrant issued a press release regarding the events described in this Current Report. A copy of the press release is attached as Exhibit 99.1 and is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

10.1	Termination Agreement between Authentidate Holding Corp. and John J. Waters.

10.2	Consulting Agreement between Authentidate Holding Corp. and John J. Waters.

99.1	Press Release dated January 10, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ Surendra Pai
Name: Surendra Pai
Title: Chief Executive Officer and President
Date: January 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination Agreement between Authentidate Holding Corp. and John J. Waters.

10.2	Consulting Agreement between Authentidate Holding Corp. and John J. Waters.

99.1	Press Release dated January 10, 2006